ING INVESTORS TRUST

ING PIMCO Core Bond Portfolio (“Portfolio”)

Supplement dated December 18, 2006 to the Adviser Class,
Institutional Class, Service Class and Service 2 Class Prospectuses
each dated April 28, 2006

Effective immediately, Raymond G. Kennedy is deleted as a referenced co-Portfolio Manager to the Portfolio.

Effective immediately, the third and fourth paragraphs under the section entitled “More on the Sub-Adviser” on page 75 of the Adviser Class Prospectus, page 80 of the Institutional Class Prospectus, page 79 of the Service Class Prospectus and page 82 of the Service 2 Class Prospectus are hereby revised as follows:

The following individual is responsible for the day-to-day management of the Portfolio:

Name	Position and Recent Business Experience

Pasi Hamalainen

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he served as PIMCO’s head of Fixed-Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm’s mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has 12 years of investment experience. He has managed the Portfolio since September 2001.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE